EXHIBIT 10.9

[AMERICAN EXECUTIVE CENTERS LETTERHEAD]

LEASE AND SERVICE AGREEMENT

This Lease is made on November 27, 2001, between American Executive Centers, Inc. (“AEC”) a Pennsylvania corporation, and Duska Scientific Co., a corporation (corporation/partnership/sole proprietorship) (“Tenant”) in consideration of the performance of the covenants contained herein and intending to be legally bound, the parties hereto agree as follows:

1. Leased Premises: A floor plan of AEC’s leased premises at Two Bala Plaza is attached as Exhibit A. Subject to the terms and conditions set forth in this Agreement, AEC agrees to Lease and Tenant agrees to rent:

(a) On an exclusive basis, office number 71.

(b) On a non-exclusive (shared) basis, all other common areas designated on the floor plan.

(c) On a non-exclusive basis, the services described in Exhibits B-1 and B-2.

2. Use: The leased premises may be used by the Tenant as an officer for general business use and no other purpose. Tenant acknowledges that AEC leases the premises pursuant to a lease with its landlord and that this lease is subject and subordinate thereto. Tenant will be provided with sixty days’ written notice regarding any changes in AEC’s lease status with its landlord. A copy of said lease is available at landlord’s office for inspection and copying by Tenant. Tenant agrees to comply with all rules and regulations established for the building from time to time and to observe all terms and conditions of said Lease applicable to the premises. The Tenant will not offer any service to other Tenants of AEC which AEC offers. AEC reserves the right by written notice to the Tenant to add or change any rule or regulation at any time when in AEC’s judgment it is necessary for the best interests of its Tenants or to comply with AEC’s lease in the building. AEC has the right to modify the non-exclusive areas of the leased premises. The Tenant will not alter any lock on any door, nor make any alterations to the leased premises without the written consent of AEC.

3. Term:

(a) The term of this Lease will be 12 months beginning on December 1, 2001 (commencement date) and ending on November 30, 2002 (termination date). Rent will be prorated for early occupancy.

(b) If AEC cannot deliver possession of the leased premises to the Tenant on the commencement date, this contract will not be void or voidable nor will AEC be liable for any losses resulting, but rent will be abated until possession is delivered.

(c) Either party may terminate this Lease at the expiration of the stated term with sixty days prior written notice (termination notice period commences on the first day of the following month after termination notice is received), otherwise this Lease renews for the same period of time as the original term under the then current terms and conditions and the rental rate shall be the current rate being charged for like space.

4. Rent and Additional Rent: In consideration of the facilities and services described in Exhibit B-1,

(a) The Tenant agrees to pay AEC an amount due for base rent for the leased premises of $1,000.00 per month payable in advance and without demand plus the annual due for the fractional month, if any.

(b) The Tenant agrees to pay as additional rent the amount due for Exhibit B-2 services utilized.

(c) The Tenant agrees to pay all rents on or before the first day of the month.

(d) Time is of the essence in the payment of all rents. In the event that the Tenant fails to pay any rent within five days of the due date, AEC may:

(1) charge the Tenant a late fee of $75.00 per office for each and every month in which Tenant is delinquent until the balance is paid and

(2) issue a written notice to the Tenant stating Tenant is in default of this lease;

(3) terminate all Exhibit B-1, B-2 services upon twenty-four hours prior notice to the Tenant.

(e) AEC may exercise its rights under all sections of this Lease as many times as necessary, and the exercise of one right shall not prevent AEC from exercising the same right again, nor any other right, as AEC shall choose.

(f) Tenant agrees to compensate AEC $75.00 for each occasion that a check is returned by the Tenant’s bank for insufficient funds.

(g) Rents and bills for services shall be paid to American Executive Centers, Inc., 900 East Eighth Avenue, Suite 300, King of Prussia, PA 19406 or other address that AEC designates in writing.

5. Services Retainer: Concurrent with the execution of this Lease, the Tenant agrees to pay $1,500.00 as an Exhibit B-2 services retainer (secretarial, copier, fax, postage, phone usage, etc.) which enables the Tenant to utilize B-2 services on account with only periodic billing. The services retainer is computed at 1-1/2 times the base rent amount and approximates the average amount of B-2 services incurred on account by a customer over a 60 day period before they are tabulated, billed and due. Further, Tenant agrees that AEC is not obligated to furnish B-2 services in excess of the services retainer amount deposited and that the Tenant

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agrees to increase the services retainer if the base rent changes due to e.g. increased office size, increased number of offices, etc. The services retainer amount will be returned approximately 60 days after the Tenant has moved out, net of any amount due under the lease.

6. Hold Harmless: AEC is not obligated to carry insurance on the Tenant’s personal or business property. AEC will not be liable to the Tenant or any other person for any damages on account of loss, damage or theft to any personal or business property of Tenant, its employees, agents or invitees.

7. Hiring of Employees: The Tenant will not hire an AEC employee, met on the premises during the Lease term or extension or renewal hereof and 90 days thereafter. The Tenant agrees to pay AEC $10,000 for each breach of this provision.

8. Default and Landlord’s Remedies: Any of the following shall constitute an event of default by the Tenant:

(a) Failure to perform any requirement of this lease when such performance is due or to pay any sum of money when due and such failure shall continue for ten (10) days after the date of written notice from AEC to Tenant specifying the nature of said default.

(b) Any removal or attempt to remove any of the Tenant property from the leased premises, other than in the ordinary course of business, without having first paid all amounts due, or amounts that will become due under this Lease.

(c) A declaration of bankruptcy, insolvency, or other organization or filing for protection from creditors.

9. If Tenant shall default on this lease, AEC may, without further notice:

(a) Terminate this lease effective immediately, by written notice to the Tenant. Upon such termination (i) Tenant shall have no further right to avoid the termination by payment of any sum due or by performance of any condition, term or covenant broken and (ii) the rent for the entire unexpired term of this lease, together with all other charges, payments, costs and expenses incurred including collection expenses of up to 15% of the amount due shall be immediately due and payable by the Tenant.

(b) Re-enter and take possession of the leased premises, remove all persons and property therefrom, all without being liable to prosecution or for damages.

(c) Re-let the leased premises to prospective Tenants that AEC deems fit.

(d) Impound the Tenant’s property and sell it, applying the proceeds to any rent due or to become due by the expiration of the term of this lease, and any other charges, including the costs of collection.

10. Prohibition against assignment or sublease: Tenant may not assign its interest in this lease or sublet the leased premises without the express written consent of AEC, which will no t be unreasonably withheld.

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11. Guarantee:

(The Provisions of this paragraph are only in force if the Tenant has been in existence for less than 5 years). For good and valuable consideration, and to induce AEC to lease certain office space to Tenant, the undersigned, jointly and severally, guarantee unconditionally two months rent and additional rent of all sums now and hereafter owed to AEC by Tenant, and for the full and prompt performance by Tenant of all other requirements of the lease. The undersigned promise to remain bound by this guaranty, notwithstanding any waiver, release, discharge, or extension by AEC. In the event of default, AEC shall not be required to proceed first against the Tenant but may seek payment directly from the undersigned.

12. Miscellaneous:

(a) If either party has given notice to the other to terminate this Lease or if the Tenant is in default under this Lease, AEC will have the right to show the leased premises to prospective Tenants. AEC will have the right to inspect the leased premises, at reasonable times.

(b) This Lease contains the entire Agreement between AEC and Tenant.

(c) Any provision of this Lease which proves to be invalid or illegal will in no way affect any other provisions of this Lease which will remain in full force.

(d) Tenant agrees not to use the services retainer to pay the last months rent.

(e) AEC will have the right at any time during the lease term, upon giving the Tenant 30 days written notice, to relocate the Tenant at AEC’s expense, to space of comparable square footage within the suite. Should the Tenant refuse to relocate at the end of the 30 day period, AEC will have the right to terminate this Lease effective immediately, without further notice to the Tenant. If the Lease is canceled, there will be no further obligation on the part of either party, except the Tenant will pay all rents and charges when due as set forth in Lease Exhibit B-2.

(f) On month-to-month leases, AEC has the right to show the leased premises during all normal business hours on any day.

(g) Tenant agrees that repeated events of unprofessional behavior to AEC employees or Tenants, its employees, agents or invitees is unacceptable. AEC will provide Tenant with written notice if such events occur. In the event of a third event, AEC may terminate this agreement with thirty days written notice, and the payment of one month’s rent by AEC to Tenant, provided that the third event occurred more than thirty days after the initial notice.

(h) The Tenant agrees to only use the local and long distance telephone services provided by AEC, when making telephone calls within the leased premises. The rates are comparable to the local Bell and AT&T direct distance dialing rates plus applicable federal and state taxes. All fractional charges are rounded up to the nearest cent. The Tenant agrees to pay AEC the monthly charges attributed to their local and long distance usage upon presentation of a standard detailed statement of usage.

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(i) Any holdover tenancy period which exists after receipt of a valid termination notice will be billed on a month-to-month basis.

(j) Tenant is responsible for all damages to AEC premises, normal wear and tear excepted.

(k) For the benefit of all Tenants, smoking in not permitted with the leased premises.

(l) If Tenant has power requirements in addition to a standard office provision, AEC reserves the right to separately meter and charge for electrical installation and consumption.

(m) Tenant acknowledges that AEC, as part of maintaining a high quality professional business environment, provides a standard furniture package in each office. Any additional requirements excluding electronic equipment must be pre-approved by AEC, to maintain the integrity of the décor of our suite and business environment.

(n) Tenant acknowledges that AEC’s High Speed Internet Access is not included in this lease. High Speed Internet Access, when available, requires a separate legal agreement which explains its terms and conditions. It is designed for casual use and not to be relied on to support a critical element of the Tenant’s business.

In witness whereof, the parties, intending to be legally bound and having authority to do so have caused this Lease to be duly executed on the year and day first written above.

Lessor:		Lessee:

AMERICAN EXECUTIVE CENTERS, INC.		Duska Scientific Co.
Print Tenant Name

By:	/s/ ILLEGIBLE	By:	/s/ MARIE SCIOCCHETTI
	Signature		Signature

By:		By:	Marie Sciocchetti
	Print Signature		Print Signature

ADMIN OFFICER
Title		Title

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[AMERICAN EXECUTIVE CENTERS LETTERHEAD]

EXHIBIT B-1

1.	Private, Carpeted Office.

2.	Common Use of Reception Area, Copier Work Room, Kitchen, and Hallways.

3.	Mail and Package Receipt in your absence.

4.	Personalized Telephone Answering During Standard Business Hours: (including Answering 150 Calls Per Month, Monday through Friday Except for AEC Holidays).

5.	Complimentary Coffee and Tea throughout the Business Day.

6.	Daily Janitorial Services.

7.	24-Hour Access to Facilities and Your Office.

8.	Access to all Six (6) AEC Locations.

9.	Access to Services Listed in Exhibit B-2.

10.	Office Furniture: one executive set per office.

EXHIBIT B-2(1)(2)

Also available to Tenant at Reasonable Charges are the Following Services:

1.	Private Secretarial Services:

• Word Processing	• Complete Travel Services

• Database Management	• Creation of Color Slides

• Desktop Publishing	• Telex Service

• Spreadsheets	• Laser Printing

• Administrative Assistance	• Telemarketing

2.	Photocopy Facilities.

3.	Fax Transmission and Receipt.

4.	Telephone Services:

• Standard Telephone Package	• Voicemail Box

• Other Advanced Features	• 800 Numbers

• Telephone Sets	• Answering in Excess of 150 calls per Month per Office

• Telephone Lines (Speech Paths)	• Manual Message Taking

• Fax or Modem Line	• Local and Long Distance Usage

• Directory Assistance	• Yellow Page Advertising

• Call Forwarding	• Initial Installation of Telephone Services

• Beeper Paging	• Telephone Service Adds, Moves, Changes

5.	Postage Metering.

6.	Concierge Service (Florist, Limousine Arrangements, etc.)

7.	Office Supplies.

8.	Audio-Visual Conference Room Equipment.

9.	Initial Set Up Services (Listing in Building Directory, Office Name Plate, Initial Staff Orientation Meeting, Office Preparation).

10.	UPS and Overnight Shipping Services.

11.	Repairs to Return Leased Premises to Original Condition at Move Out.

12.	Electricity for Additional Office Equipment.

13.	Conference Room Usage.

14.	Additional Furniture.

(1)	Complete List of B-2 Services and Prices Available Upon Request.
(2)	AEC may at anytime and from time to time add, delete, or make substitutions for the services described herein.

[AMERICAN EXECUTIVE CENTERS LETTERHEAD]

1st Addendum to Lease and Service Agreement

Dated November 27, 2001

Between American Executive Centers, Inc.

and Duska Scientific Co.

Current Active Lease Components

Center	Lease #	Office #	Lease Term	Lease Start	Lease Stop	Rent Start Date	Rent Amount
Two Bala Plaza		71	12 months	12/01/2002	11/30/2003	12/01/2002	$1,000.00

Amended Lease Components

Center	Lease #	Office #	Lease Term	Lease Start	Lease Stop	Rent Start Date	Rent Amount
Two Bala Plaza		71	Month to month	12/01/2003	12/31/2003	12/01/2003	$1,100.00

Other Changes:

All other terms and conditions of the attached referenced lease apply. In witness thereof, the parties intending to be legally bound and having authority to do so have caused this Lease addendum to be duly executed on the year and day first written above.

Lessee: Duska Scientific Co.		Lessor: American Executive Centers, Inc.

By:	/s/ MARIE SCIOCCHETTI	By:	/s/ ILLEGIBLE
	Signature		Signature

By:	MARIE SCIOCCHETTI	By:
	Print Signature		Print Signature

VICE PRESIDENT
	Title		Title

[AMERICAN EXECUTIVE CENTERS LETTERHEAD]

2nd Addendum to Lease and Service Agreement

Dated November 27, 2001

Between American Executive Centers, Inc.

and Duska Scientific Co.

Current Active Lease Components

Center	Lease #	Office #	Lease Term	Lease Start	Lease Stop	Rent Start Date	Rent Amount
Bala Cynwyd		71	month to month	12/01/2003	12/31/2003	12/01/2003	$1,100.00

Amended Lease Components

Center	Lease #	Office #	Lease Term	Lease Start	Lease Stop	Rent Start Date	Rent Amount
Bala Cynwyd		17	12 month	11/01/2004	10/31/2005	11/01/2004	$1,100.00
Bala Cynwyd		43	12 month	11/01/2004	10/31/2005	10/12/2004	$1,100.00

Other Changes:

All other terms and conditions of the attached referenced lease apply. In witness thereof, the parties intending to be legally bound and having authority to do so have caused this Lease addendum to be duly executed on the year and day first written above.

Lessee: Duska Scientific Co.		Lessor: American Executive Centers, Inc.

By:	/s/ A. PELLEG	By:
	Signature		Signature

By:	/s/ AMIR PELLEG	By:
	Print Signature		Print Signature

PRESIDENT
	Title		Title

[AMERICAN EXECUTIVE CENTERS LETTERHEAD]

OPENING CHARGES

Center:	Bala Cynwyd

Client Name:	Duska Scientific Co.

Billing Address:	Two Bala Plaza

Suite 300

Bala Cynwyd, PA 19004

			AMOUNT
MONTHLY CHARGES
Office Rent			$1,100.00

Additional Furniture			$—

Communication Package	1 dual line phone set		$95.00

Data Lines	1 fax and 1 T-1		$40.00

Sales Tax		6%	$5.70

Total Monthly Charges			$1,240.70

		AMOUNT
ONE TIME CHARGES
Set Up Fee (Directory listing, office nameplate, initial staff orientation meeting, office preparation)		$150.00

Refundable security and services deposit (1.5 x office rent)		$1,650.00

Telephone Installation		$160.00

Data Line Installation		$160.00

Other		$—

Sales Tax	6%

Total of One Time Charges		$2,139.20

GRAND TOTAL (Check Amount)		$3,379.90

FOR AMERICAN EXECUTIVE CENTERS USE ONLY

Billing Start Date (MMDDYY):	11/01/2004	Lease Start Month/Stop Month:	11/04-10/05

Salesperson:	Sally Conchewski	Office Number	43

Referral Source: